UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2007

Allstate Life Insurance Company

(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of incorporation)	0-31248 (Commission File Number)	36-2554642 (IRS Employer Identification No.)

3100 Sanders Road

Northbrook, Illinois 60062

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (847) 402-5000

Item 9.01. Financial Statements and Exhibits.

The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement.

(d)	Exhibits

Exhibit 1	Representations and Indemnity Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allstate Life Insurance Company
(Registrant)

By:	/s/ Sarah R. Donahue
_______________________________
Name:	Sarah R. Donahue
Title:	Assistant Vice President

Date: July 5, 2007

EXHIBIT INDEX

Exhibit

Number	Description

Exhibit 1	Representations and Indemnity Agreement

3